UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________________________________________
FORM 8-K
____________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): June 8, 2018
____________________________________________________________________

Boyd Gaming Corporation
(Exact Name of Registrant as Specified in its Charter)
____________________________________________________________________

Nevada	001-12882	88-0242733
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3883 Howard Hughes Parkway, Ninth Floor
Las Vegas, Nevada 89169
(Address of Principal Executive Offices, Including Zip Code)

(702) 792-7200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.    Other Events.

Boyd Gaming Corporation (the "Company") is filing this Current Report on Form 8-K to update, as presented in Exhibit 99.1 hereto, the audited consolidated financial statements and certain other items included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 to reflect the impact of the adoption of the new accounting standards for revenue recognition and cash flows. The Company elected to adopt the standards using the full retrospective method, which requires the Company to recast each prior reporting period presented consistent with the standards.

In order to reflect the above, the Company has recast the following portions of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 as reflected in exhibit 99.1 hereto:

•	Part II. Item 6, “Selected Financial Data”;

•	Part II. Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations”;

•	Part II. Item 7A, “Quantitative and Qualitative Disclosures About Market Risk”;

•	Part II. Item 8, “Financial Statements and Supplementary Data” for the year ended December 31, 2017; and

•
Part IV. Item 15, “Exhibits, Financial Statement Schedules,” except that the exhibit index included in sub-Item (a)(3) is not impacted by this Current Report on Form 8-K other than (i) to replace Exhibit 12, “Ratio of Earnings to Fixed Charges,” with the updated exhibit of the same name included in Exhibit 99.1 hereto.

The updated historical financial statements, and other conforming changes to the Company’s Annual Report on Form 10-K, described above and as filed hereto as Exhibit 99.1 to this Current Report on Form 8-K, have been updated solely to include the retrospective adjustments and new footnote disclosure. All other information provided in the Form 10-K, unless otherwise provided in Exhibit 99.1 hereto, remains unchanged, and this Current Report on Form 8-K does not modify or update the remaining disclosures in the Form 10-K in any other way. This Current Report on Form 8-K should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended December 31, 2017, as well as its other filings with the SEC.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
23.1	Consent of Deloitte & Touche LLP.

99.1
Part II. Item 6, "Selected Financial Data", Item 7, "Management's Discussion and Analysis of Financial Condition and Results of Operations", Item 7A, "Quantitative and Qualitative Disclosures About Market Risk" and Item 8 "Financial Statements and Supplementary Data" for the year ended December 31, 2017, and Part IV. Item 15, “Exhibits, Financial Statement Schedules,” except the exhibit index included in sub-Item (a)(3) of Item 15 other than as noted.

101
The following materials from Boyd Gaming Corporation's Annual Report on Form 10-K for the year ended December 31, 2017, formatted in XBRL (eXtensible Business Reporting Language): (i) Consolidated Balance Sheets as of December 31, 2017 and December 31, 2016; (ii) Consolidated Statements of Operations for the years ended December 31, 2017, 2016 and 2015; (iii) Consolidated Statements of Changes in Stockholders' Equity for the years ended December 31, 2017, 2016 and 2015; (iv) Consolidated Statements of Cash Flows for the years ended December 31, 2017, 2016 and 2015; and (vi) Notes to Consolidated Financial Statements. *

*
Pursuant to Rule 406T of Regulation S-T, the Interactive Data Files on Exhibit 101 hereto are deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, are deemed not filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and otherwise are not subject to liability under those sections.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 8, 2018	Boyd Gaming Corporation

	By:	/s/ Anthony D. McDuffie
Anthony D. McDuffie
Vice President and Chief Accounting Officer